Exhibit 99.2
Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2010 Unaudited First Quarter Results August 5, 2009

Forward looking statements & non-GAAP financial information Forward-Looking Language This presentation contains certain management expectations, which may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Reform Act of 1995. Forward-looking information speaks only as to the date of this presentation and may be identified by use of words such as "may," "will," "believes," "anticipates," "plans," "expects," "estimates," "projects," "targets," "forecasts," "continues," "seeks," or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, business strategies, future financial results, unanticipated downturns to our relationships with customers, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, and unanticipated deterioration in economic and financial conditions in the United States and around the world. We do not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized. Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in the company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC), under Item 1A, "Risk Factors." Copies are available from the SEC or the Agilysys web site. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. Management believes that such information can enhance investors' understanding of the Company's ongoing operations and is a measure used in the Company's debt agreement. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.

Q1 review: highlights Demand for IT products, especially hardware, was significantly softer than expected Costs in quarter were consistent with our expectations - benefit of fiscal 2009 cost saving initiatives realized Cash increased by $14.8M to $51.0M as of June 30, 2009 primarily as a result of reduced net working capital Revenue decreased 27.6% from Q1 FY09 to $130.2M - market for IT hardware and solutions remained weak across all business segments Gross margin decreased to 24.7% from 26.6% in prior year quarter due largely to lower services revenues and margins SG&A, excluding depreciation and amortization, decreased $11.2M year-over-year largely due to benefit of FY09 cost saving actions and reduced incentive compensation Adjusted EBITDA, excluding restructuring and asset impairment charges, was a loss of $6.4M compared with a loss of $1.9M in prior year quarter Financial flexibility remains strong with $51M in cash on hand and AGYS debt-free

Q1 review: consolidated results Hardware revenue decreased 32%, services revenue decreased 26% and software declined 1% from prior year SG&A, excluding depr. & amort., decreased $11.2M Comp and benefits decreased $10.0M T&E decreased $1.0M Professional fees decreased $0.6M Bad debt expense decreased $0.5M Medical claims increased $1.5M Adjusted EBITDA, excluding charges, decreased $4.5M - significant cost savings did not fully offset 33% decline in gross profit Loss from continuing operations was $12.4M compared with a loss of $60.1M in prior year, which included $56.7M of asset impairment and restructuring charges Q1 Year-over-Year Commentary Statement of Operations ($Mil., except per share)

Q1 review: revenue mix Q1FY09 Q2FY09 Q3FY09 Q4FY09 Q1FY10 Software & services as % of total 0.285 0.289 0.306 0.339 0.325 Software & services revenue 51.2 49.5 68.5 52.8 42.3 Software and Services Mix ($Mil.) Year-over-year, software revenue decreased 1% and services revenue decreased 26%

Q1 review: Hospitality ("HSG") Revenue decreased 35% Demand in commercial gaming market remained soft and hardware product sales slowed Increased sales of hosted software Gross margin increased slightly due to higher proportion of software and services SG&A, excluding depr. & amort., decreased by $1.6M Payroll costs decreased $0.4M on FY09 cost savings and lower incentive compensation T&E decreased $0.3M Capitalization of Guest360 development costs reduced SG&A by $0.8M Fringe costs increased $0.4M due to higher medical claims HSG Segment Profit ($Mil.) Q1 Year-over-Year Commentary

Q1 review: Retail ("RSG") Revenue was consistent with our expectations given absence of several large customer roll- outs in Q1 FY09 Revenue decreased 36% primarily due to lower volumes of point-of-sale hardware and implementation services Gross margin remained flat due to relatively higher mix of hardware maintenance services SG&A, excl. depr. & amort., decreased $0.6M on lower bad debt expense and outside services Medical claims increased $0.4M RSG Segment Profit ($Mil.) Q1 Year-over-Year Commentary

Q1 review: Technology ("TSG") Soft demand for IT infrastructure solutions, especially hardware, contributed to 23% decline in revenue Market was weaker than expected Oracle pending acquisition of Sun muted historical seasonal growth in Sun product line Gross margin expanded in quarter due to higher rebate margins SG&A, excl. depr. & amort., decreased by $2.9M Cost saving actions taken in FY09 contributed $3.5M Medical claims increased $0.5M Acquisition related intangible amortization decreased $0.4M TSG Segment Profit ($Mil.) Q1 Year-over-Year Commentary

Q1 review: Corporate Gross profit decreased $2.6M due to non- recurring, miscellaneous pricing adjustments SG&A, excl. depr. & amort., decreased $6.0M due to FY09 cost saving actions Payroll related costs were down $4.3M T&E decreased $0.4M Outside services and professional fees decreased $0.6M Corporate Segment ($Mil.) Q1 Year-over-Year Commentary

Q1 review: summary balance sheet performance Cash at June 30th was $51.0M - an increase of $14.8M from 3/31/09 A/R generated $47.0M of cash Inventory generated $6.8M of cash A/P generated $48.3M of cash due to termination of floor plan financing agreement Floor plan financing payments consumed $74.2M of cash - as of June 30th, there were no amounts outstanding under floor plan financing, which was terminated May 5th Days sales outstanding improved from 88 days at 3/31/09 to 73 days at 6/30/09 Capital expenditures were $3.5M for Q1 - majority of capital expenditures relate to implementation of new Oracle enterprise software and Guest360 capitalized costs Q1 Sequential Commentary Working Capital ($Mil.) Q1FY09 Q2FY09 Q3FY09 Q4FY09 Q1FY10 Receivables 151 134.5 172 152.3 105 Working capital as % of sales 0.076 0.051 0.049 0.092 0.042 Inventory 24.1 23.5 25.5 27.2 20.4 Working capital is (A/R + Inventory) less (A/P + IGF flooring + Deferred Revenue) Quarterly revenue annualized at historical quarterly skew

Quarterly revenue Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 EBITDA 116.9 118.7 161.4 111 89.8 Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Organic 24.7 23.4 27.9 23.6 16 HSG Revenue ($Mil.) TSG Revenue ($Mil.) Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Organic 38.1 29.3 34.8 20 24.4 RSG Revenue ($Mil.) AGYS Consolidated Revenue ($Mil.) Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 EBITDA 179.7 171.4 224.1 155.5 130.2

Outlook Dividend With evolution of business and company not maintaining its fixed charge coverage ratio, Board voted to eliminate dividend Elimination of dividend will preserve $2.7M annually Outlook Demand environment remains weak and visibility is limited Company continues to suspend revenue guidance and has suspended earnings guidance until visibility into IT demand improves

Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2010 Unaudited First Quarter Results August 5, 2009

Reconciliation of net loss to adjusted EBITDA